UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  December 5, 2006

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119
(918)742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 5, 2006, the Human Resources Committee (the “Committee”) of the Board of Directors of Helmerich & Payne, Inc. (the “Company”), after review with all independent Directors as a group, determined and set the following compensation for the executive officers of the Company.

Fiscal 2006 Bonus Payments

On December 5, 2006, the Committee reviewed the criteria for payment under the Helmerich & Payne, Inc. Annual Bonus Plan for Executive Officers (the “Bonus Plan”).  The Committee determined that criteria for payment based on certain financial and strategic objectives had been satisfied.  Accordingly, the Committee approved payments under the Bonus Plan based on the attainment of those objectives in the following amounts:

Fiscal 2006 Bonus
Hans Helmerich,	$789,000
President and Chief Executive Officer
Douglas E. Fears,	$238,000
Vice President and Chief Financial Officer
Steven R. Mackey,	$199,000
Vice President, Secretary and General Counsel
John W. Lindsay,	$280,000
Executive Vice President, U.S. and International Operations,
Helmerich & Payne International Drilling Co.
M. Alan Orr,	$280,000
Executive Vice President, Engineering and Development,
Helmerich & Payne International Drilling Co.

Stock Option and Restricted Stock Award Grants

On December 5, 2006, the Committee approved grants of ten-year non-qualified stock options and restricted stock to the executive officers listed below.  The Committee based its decision on, among other factors, individual performance and the nature and value of stock awards made by competitor companies to their executive officers.  The following table sets forth information regarding the stock option and restricted stock grants to the listed executive officers.

	Number of Stock Options(1)	Number of Shares of Restricted Stock(2)
Hans Helmerich,	120,000	—
President and Chief Executive Officer
Douglas E. Fears,	40,000	—
Vice President and Chief Financial Officer
Steven R. Mackey,	40,000	—
Vice President, Secretary and General Counsel
John W. Lindsay,	57,000	15,000
Executive Vice President,
U.S. and International Operations,
Helmerich & Payne International Drilling Co.
M. Alan Orr,	57,000	—
Executive Vice President,
Engineering and Development,
Helmerich & Payne International Drilling Co.

(1)             The options were granted under the Helmerich & Payne, Inc. 2005 Long-Term Incentive Plan at an exercise price of $ 26.895 per share, vesting in 25% increments annually beginning one year from the date of grant.

(2)             The restricted shares vest in 50% increments on December 5, 2011 and December 5, 2012.

New Base Salaries

On December 5, 2006, the Committee approved a 3.75% increase in the annual base salary for the Company’s executive officers with the exception of Steven R. Mackey whose base salary was increased 13.45%.  The Committee based its decision on various factors, including compensation studies (provided by the Committee’s compensation consultant) which include salary and bonus compensation data from several competitor companies including certain of those companies contained within the S&P 500 Oil and Gas Drilling Index.  The base salaries for the executive officers effective January 1, 2007 are as follows:

2007 Base Salary
Hans Helmerich,	$574,932
President and Chief Executive Officer
Douglas E. Fears,	$298,026
Vice President and Chief Financial Officer
Steven R. Mackey,	$272,000
Vice President, Secretary and General Counsel
John W. Lindsay,	$326,813
Executive Vice President, U.S. and International Operations,
Helmerich & Payne International Drilling Co.
M. Alan Orr,	$326,813
Executive Vice President, Engineering and Development,
Helmerich & Payne International Drilling Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Vice President

DATE: December 8, 2006